Exhibit 10.50

THIS PROMISSORY NOTE AND THE SECURITIES PURCHASABLE UPON EXERCISE OF THE RIGHTS CONTAINED IN THIS PROMISSORY NOTE (COLLECTIVELY, THE “SECURITIES”) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “SECURITIES ACT”). THE SECURITIES MAY NOT BE SOLD, ASSIGNED, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION, UNLESS IN THE OPINION OF COUNSEL SATISFACTORY TO THE HOLDER HEREOF (M2B, INC.), AN EXEMPTION FROM SUCH REGISTRATION UNDER THE SECURITIES ACT IS APPLICABLE TO SUCH PROPOSED EXERCISE, SALE, ASSIGNMENT, PLEDGE, TRANSFER OR OTHER DISPOSITION.

CONVERTIBLE PROMISSORY NOTE

$25,000.00	February 25, 2005
Los Angeles, California

FOR VALUE RECEIVED, ITREX INTERNATIONAL CORPORATION, a Delaware corporation (“Itrex” or the “Borrower”), a wholly-owned subsidiary of Orbit Brands Corporation (“Orbit” or the “Company”), hereby promises to pay to M2B, Inc. (“Holder”), the sum of Twenty-Five Thousand Dollars ($25,000.00) on the second anniversary date following the confirmation of the Company’s Chapter 11 Plan of Reorganization (the “Maturity Date”), together with accrued interest thereon. The Maturity Date is estimated to occur by December 31, 2008. Borrower shall repay the principal and any accrued but unpaid interest due under this Promissory Note (the “Note”) on the Maturity Date, by check or wire transfer to the party who is the registered holder of this Note (“Holder’s Agent”). Whenever any payment to be made hereunder falls due on a Saturday, Sunday or business holiday in Los Angeles, California, such payment may be made on the next succeeding business day, and such extension of time will, in such case, be included in computing interest, if any, in connection with such payment.

Interest shall accrue on the principal amount of this Convertible Promissory Note (the “Note”) at a fixed simple rate of five percent (5%) per annum, calculated on the actual number of days elapsed, on the basis of a 360-day year. Interest shall be payable in kind (convertible into shares of the Company’s common stock) or cash. The principal and all accrued interest may be converted into fully paid and nonassessable shares of common stock of the Company at the conversion price (defined hereinbelow) at the option of the Company, in the event that the principal and all accrued interest are not paid in full in cash on the Maturity Date.

The conversion price shall be $0.002 per share (the “Conversion Price”). Any fractional shares issuable upon conversion of this Note shall be rounded down to the nearest whole share. The Company intends that all such shares issuable upon conversion of the Note shall be registered pursuant to Section 1145 of the Bankruptcy Code (Title 11, United States Code, Section 1145).

The Conversion Price and the number of shares issuable upon conversion shall be proportionally adjusted upon the occurrence of an “Adjustment Event,” defined as any reclassification of the Company’s common stock, recapitalization, merger or consolidation, or like capital adjustment affecting the number of outstanding shares of common stock of the Company. The good faith determination by the Company's Board of Directors as to what adjustments, amendments or arrangements shall be made to the Conversion Price, and the extent thereof, shall be final and conclusive, provided that the Conversion Price is adjusted in a manner that is no less favorable than the manner of adjustment used as to any other person with similar adjustment rights.

Conversion of all or a part of this Note shall be effectuated by submitting a written notice (the “Notice of Conversion”) in the form of Notice of Conversion attached hereto as Exhibit “1” and incorporated herein by reference, executed by the Company, evidencing the Company's intention to convert this Note or a specified portion thereof. No fraction of a share will be issued on conversion, but the number of shares issuable shall be rounded down to the nearest whole share. The date on which Notice of Conversion is given (the “Conversion Date”) shall be deemed to be the date on which the Holder or Holder’s Agent first receives the Notice of Conversion. Certificates representing Common Stock upon conversion will be delivered to the Holder or Holder’s Agent within ten (10) trading days, subject to reasonable delay for processing by the Company’s transfer agent, if any, from the date the Notice of Conversion is delivered to the Holder or Holder’s Agent (“Delivery Date”). Delivery of shares upon conversion shall be made to the address specified by the Holder or the Holder’s Agent in the Company’s Notice of Conversion.

Any notice herein required or permitted to be given shall be presented in writing and sent by means of certified or registered mail, express mail, or other overnight delivery service, hand-delivery confirmed by signed receipt, or facsimile transmission (followed by prompt transmission of the original of such notice by any of the foregoing means or by regular U.S. Mail), in each case with proper postage or other charges prepaid and addressed or directed to the Holder or to the Holder’s Agent at their respective addresses. Such notice(s) shall be deemed given when actually issued. Any party may change its address and facsimile number for receipt of notices by service of notice to the other party as herein provided.

The following events shall constitute an “Event of Default” hereunder:

(a)
If the Company fails to issue shares of common stock to the Holder or the Holder’s Agent, which shares can be immediately resold in the public securities market, or if it fails to cause its Transfer Agent to issue shares of common stock upon the proper exercise by the Company of its conversion rights in accordance with the terms of this Note; or

(b)
If Borrower shall, without cause, fail to perform or observe, in any material respect, any other material covenant, term, provision, condition, agreement or obligation of Borrower under this Note, and such failure shall continue uncured for a period of thirty (30) days after written notice thereof shall have been provided to Borrower with respect to such failure.

Borrower hereby waives demand for payment, notice of nonpayment, presentment, notice of dishonor, protest, and notice of protest. If default shall occur in the payment of this Note, Borrower shall pay the Holder or Holder’s Agent hereof its costs of collection, including but not limited to its reasonable attorneys’ fees.

This Note shall be governed by the internal laws of the State of California.

This Note constitutes the entire agreement between the parties, and none of the parties is relying on any prior or contemporaneous oral representation or promise, or any omission of any information, in entering into this Note.

IN WITNESS WHEREOF, Borrower has caused this Note to be signed in its name, by its duly authorized representative, on or as of the date first written above.

ITREX INTERNATIONAL CORPORATION

By
Joseph R. Cellura Chief Executive Officer

EXHIBIT “1”

NOTICE OF CONVERSION

(To be executed by the Company in order to convert the Convertible Promissory Note)

Orbit Brands Corporation, a Delaware corporation (“Orbit” or the “Company”), hereby irrevocably elects to convert $ ______________ of the principal/interest amount of the above Convertible Promissory Note, dated February 25, 2005, into shares of Common Stock of the “Company”, according to the conditions hereof, as of the date written below.

Date of Conversion: ____________________________________________________________

Conversion Price: $____________________(at $.002 per share)__________________________

Principal being converted: $ ______________________________________________________

Accrued Interest being converted: $ ________________________________________________

Number of shares of Common Stock to be issued: ______________________________________

Name: ______________________________________________________________________

Address:  ____________________________________________________________________

ORBIT BRANDS CORPORATION, a Delaware corporation

By
Joseph R. Cellura Chairman and Chief Executive Officer